                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2004
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                             1-2394                13-3768097
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

        110 East 59th Street, New York, New York                  10022
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        (Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On June 7,  2004 WHX  Corporation  ("WHX")  issued  a press  release announcing  the results of its annual meeting of  stockholders,  held on June 2,
2004 in New York,  New York.  At the meeting,  the common  stockholders  elected
Garen W. Smith,  Marvin L. Olshan and  Raymond S. Troubh as  directors,  to hold office until their  successors have been duly elected and qualified.  The common stockholders  also ratified the  appointment  of  PricewaterhouseCoopers  LLP as independent  auditors for the fiscal year ending December 31, 2004. In addition, two preferred stockholders had solicited proxies in support of their election as directors,  but no action was taken on this  matter  because  the  inspector  of election has advised that a quorum of preferred  stockholders was not present at the meeting.

            For additional  information,  reference is made to the press release attached hereto as Exhibits 99.1.

Item 7.     Financial Statements and Exhibits.
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      (c)   Exhibits
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            Exhibit No.            Exhibits
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            99.1                   Press Release of WHX dated June 7, 2004.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHX CORPORATION

Dated: June 7, 2004                    By: /s/ Robert Hynes
                                           -------------------------------
                                           Name:  Robert Hynes
                                           Title: Chief Financial Officer